Unity Bancorp, Inc.

64 Old Highway 22

Clinton, NJ 08809

800-618-BANK

www.unitybank.com

NewsNewsNewsNewsNews

For Immediate Release:

January 27, 2016

News Media & Financial Analyst Contact:

Alan J. Bedner, EVP

Chief Financial Officer

(908) 713-4308

Unity Bancorp Reports Quarterly Net Income Increased 55%

and Annual Earnings Increased 49%

Clinton, NJ - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported increased fourth quarter and year-to-date earnings.   Major contributing factors included strong loan growth, increased deposits and improved credit quality.  Commercial, residential mortgage and consumer lending were up; with over 16% annual growth in total loans.

“The performance this year is a reflection of the power of an organization that focuses on culture” reported James A Hughes, President and CEO.  “Our employees are joined together to provide an exceptional banking experience for the benefit of all our stakeholders.   As a result of their efforts, we had an exceptional year, and I have never felt more invigorated about 2016 and beyond.”

Net income was $2.6 million, or $0.31 per diluted share, for the three months ended December 31, 2015, a 55% increase compared to net income of $1.7 million, or $0.20 per diluted share, for the same period a year ago.  Return on average assets and average common equity for the quarter were 1.00% and 13.59%, respectively, compared to 0.70% and 9.78% for the same period a year ago.

Highlights include:

•	16.7% loan growth since year-end 2014 – 30.4% growth in consumer loans, 19.8% growth in residential mortgage loans, and 15.8% growth in commercial loans.
•	21.3% increase in noninterest-bearing demand deposits since year-end 2014.
•	13.8% increase in net interest income compared to the prior year’s quarter due to strong loan growth.
•	Net interest margin of 3.60% this quarter compared to 3.49% in the prior year’s quarter.
•	Improved credit quality metrics and reduced loan loss provision due to a significant reduction in loan charge-offs and a 36.1% decrease in nonperforming loans.

“In 2016, we will continue on our journey of growth and increased profitability” said James A Hughes, President and CEO.  “Strategically, we will set our sights on growing our branches, improving our array of products and continuing our investment in technology to maintain our relevance to our customer base.”

For the twelve months ended December 31, 2015, net income totaled $9.6 million, or $1.12 per diluted share, compared to $6.4 million or $0.81 per diluted share in the prior year.  Return on average assets and average common equity for the year ended December 31, 2015 were 0.96% and 12.92%, respectively, compared to 0.70% and 10.28% for the prior year.

Net Interest Income

Our core source of earnings, net interest income, increased $1.1 million to $9.0 million for the quarter ended December 31, 2015 compared to the prior year’s period.  This increase was the result of the strong loan growth in residential mortgage, commercial and consumer loans.  Quarterly average commercial loans increased $51.3 million, average residential mortgage loans have increased $42.9 million and consumer loans increased $17.9 million compared to the comparable quarter in 2014. Partially offsetting this increase was the lower level of interest income from our reduced investment portfolio and a slight increase in deposit interest expense.

The net interest margin increased 11 basis points to 3.60% for the quarter ended December 31, 2015 compared to 3.49% for the prior year’s quarter.  The expansion in the net interest margin was due to strong loan growth and the increase in noninterest-bearing demand deposits, partially offset by lower balances of investment securities.

Provision for Loan Losses

The provision for loan losses totaled $100 thousand for the quarter ended December 31, 2015, compared to $850 thousand for the prior year period.  For the twelve months ended December 31, 2015, the provision for loan losses was $500 thousand compared to $2.6 million for the same period last year.  The decrease was the result of significantly lower levels of net charge-offs and reduced nonperforming assets. Quarterly net charge-offs declined $1.5 million compared to the fourth quarter 2014, while annual net charge-offs decreased $2.8 million.

Noninterest Income

Noninterest income increased $260 thousand to $1.9 million for the three months ended December 31, 2015, compared to the same period last year. For the year ended December 31, 2015, noninterest income increased $1.1 million to $7.7 million, compared to the same period a year ago.   Quarterly and year-to-date noninterest income increased due to higher gains on the sale of residential mortgage and SBA loans.

During the quarter, $36.3 million in residential mortgage loans were originated, of which $16.3 million were sold at a gain of $379 thousand, compared to $31.1 million originated and $14.1 million sold at a gain of $323 thousand during the prior year’s quarter. For the twelve month period, $181.0 million in residential mortgage loans were originated, of which $94.3 million were sold at a gain of $2.3 million, compared to $129.8 million originated and $59.2 million sold at a gain of $1.1 million in the prior year.  All residential mortgage loans originated in 2015 that are held in portfolio for investment are adjustable rate mortgages or fixed rate mortgages with a term of 15 years or less.

SBA loan sales totaled $7.2 million with net gains on sale of $533 thousand for the quarter.  There were $4.0 million in SBA loan sales with net gains of $342 thousand in the prior year’s quarter.  For the year, SBA loan sales totaled $14.1 million with net gains of $1.2 million in 2015 and $10.4 million with net gains of $975 thousand in 2014.  The increased sale volume is directly related to the increase in the origination of SBA loans within our lending area.

In addition to the noninterest income increases noted above, other notable items included:

•	Branch fee income rose in both the quarterly and year over year periods due to increased fees as our volume of commercial checking account customers has risen.
•

Service and loan fee income declined in the quarterly period due to reduced loan late charges and payoff fees, combined with lower SBA servicing fees as our serviced loan portfolio declined compared to the same quarter a year ago.  For the year, increased loan volume drove loan processing and mortgage application fees higher, offsetting the decline in SBA servicing income.

•	BOLI income declined for the year as the prior year’s period included a death benefit.

Noninterest Expense

Noninterest expense increased $801 thousand to $6.8 million for the quarter and increased $2.2 million to $26.9 million for the year ended December 31, 2015, respectively.  The majority of the increase was due to higher compensation and benefits expenses of $331 thousand for the quarter and $1.5 million for the year.  Compensation and benefits expenses have increased over the past twelve months due to increased head count in loan origination and support staff, and a lower overall vacancy rate when compared to the prior year. In addition, mortgage commission expense increased due to the larger volume of mortgages originated.  Benefits expense also increased due to the adoption of supplemental executive retirement plans.

Other expense fluctuations included:  higher software maintenance and network monitoring expense, increased audit expenses related to Federal Deposit Insurance Corporation Improvement Act (“FDICIA”) testing and director fees.  As credit quality improved this year, our loan and OREO expenses have decreased despite an OREO expense increase quarter over quarter due to a $263 thousand loss on a sale in the fourth quarter.

Financial Condition

At December 31, 2015, total assets were $1.1 billion, an increase of $76.1 million from year-end 2014:

•

Total loans increased $127.1 million or 16.7%, from year-end 2014 to $889.0 million at December 31, 2015. The majority of the growth came in our commercial, residential mortgage and consumer loan portfolios which increased $63.6 million, $43.6 million and $18.0 million, respectively.

•	Total deposits increased $100.2 million or 12.6%, to $894.5 million at December 31, 2015, due primarily to increased time deposits and noninterest-bearing demand deposits.
•

Borrowed funds decreased $33.0 million to $92.0 million at December 31, 2015, due to reduced overnight borrowings of $7.0 million compared to $50.0 million at year-end 2014.  In addition, during the quarter, $20.0 million in Federal Home Loan Bank borrowings at an average cost of 4.11% were extended to 2020 at an average rate of 2.08%.

•	Shareholders’ equity was $78.5 million at December 31, 2015, an increase of $8.3 million from year-end 2014, due to year-to-date net income less the dividends paid to shareholders.
•	Book value per common share was $9.30 as of December 31, 2015.
•

At December 31, 2015, the leverage, common equity Tier I, Tier I and Total Risk Based Capital ratios were 8.82%, 9.37%, 11.18% and 12.43% respectively, all in excess of the ratios required to be deemed “well-capitalized”.

Credit Quality

•	Nonperforming assets totaled $8.9 million at December 31, 2015, or 0.99% of total loans and OREO, compared to $12.5 million or 1.64% of total loans and OREO at year-end 2014.
•	Nonperforming loans decreased 36.1% to $7.3 million at December 31, 2015 from year-end.
•	OREO increased $429 thousand to $1.6 million at December 31, 2015 from year-end.
•	The allowance for loan losses totaled $12.8 million at December 31, 2015, or 1.44% of total loans compared to $12.6 million and 1.65% at December 31, 2014.
•

Net recoveries were $238 thousand for the three months ended December 31, 2015, compared to net charge-offs of $1.2 million for the same period a year ago.  For the year ended December 31, 2015, net charge-offs were $292 thousand, a decrease of $2.8 million compared to the prior year’s period.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $1.1 billion in assets and $894 million in deposits.  Unity Bank provides financial services to retail, corporate and small business customers through its 15 retail service centers located in Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.  For additional information about Unity, visit our website at www.unitybank.com , or call 800- 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals.  These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, and results of regulatory exams, among other factors.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

UNITY BANCORP, INC.

SUMMARY FINANCIAL HIGHLIGHTS

December 31, 2015

				Dec. 31, 2015 vs.
				Sept. 30, 2015	Dec. 31, 2014
(In thousands, except percentages and per share amounts)	Dec. 31, 2015	Sept. 30, 2015	Dec. 31, 2014%		%
BALANCE SHEET DATA:
Total assets	$1,084,866	$1,052,711	$1,008,788	3.1%	7.5%
Total deposits	894,493	866,247	794,341	3.3	12.6
Total loans	888,958	855,560	761,825	3.9	16.7
Total securities	71,336	71,492	80,082	(0.2)	(10.9)
Total shareholders' equity	78,470	76,065	70,123	3.2	11.9
Allowance for loan losses	(12,759)	(12,421)	(12,551)	2.7	1.7

FINANCIAL DATA - QUARTER TO DATE:
Income before provision for income taxes	$3,954	$3,845	$2,653	2.8	49.0
Provision for income taxes	1,315	1,294	952	1.6	38.1
Net income	$2,639	$2,551	$1,701	3.4	55.1

Net income per common share - Basic	$0.31	$0.30	$0.21	3.3	47.6
Net income per common share - Diluted	$0.31	$0.30	$0.20	3.3	55.0

Return on average assets	1.00%	1.00%	0.70%	-	42.9
Return on average equity	13.59%	13.54%	9.78%	0.4	39.0
Efficiency ratio	62.81%	62.88%	63.68%	(0.1)	(1.4)
Net interest margin	3.60%	3.60%	3.49%	-	3.2

FINANCIAL DATA - YEAR TO DATE:
Income before provision for income taxes	$14,368		$9,553		50.4
Provision for income taxes	4,811		3,145		53.0
Net income	$9,557		$6,408		49.1

Net income per common share - Basic	$1.13		$0.82		37.8
Net income per common share - Diluted	$1.12		$0.81		38.3

Return on average assets	0.96%		0.70%		37.1
Return on average equity	12.92%		10.28%		25.7
Efficiency ratio	64.41%		67.90%		(5.1)
Net interest margin	3.63%		3.53%		2.8

SHARE INFORMATION:
Market price per share	$12.47	$9.77	$9.43	27.6	32.2
Dividends paid	$0.04	$0.04	$0.03	-	0.3
Book value per common share	$9.30	$9.02	$8.36	3.1	11.2
Average diluted shares outstanding (QTD)	8,547	8,536	8,478	0.1	0.8

CAPITAL RATIOS:
Total equity to total assets	7.23%	7.23%	6.95%	-	4.0
Leverage ratio	8.82%	8.92%	8.71%	(1.1)	1.3
Common equity tier 1 risk-based capital ratio	9.37%	9.37%	n/a	n/a	n/a
Tier 1 risk-based capital ratio	11.18%	11.25%	11.57%	(0.6)	(3.4)
Total risk-based capital ratio	12.43%	12.50%	12.83%	(0.6)	(3.1)

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$8,851	$12,501	$12,530	(29.2)	(29.4)
QTD net chargeoffs (annualized) to QTD average loans	(0.11)%	0.09%	0.63%	(222.2)	(117.5)
Allowance for loan losses to total loans	1.44%	1.45%	1.65%	(0.7)	(12.7)
Nonperforming assets to total loans and OREO	0.99%	1.46%	1.64%	(32.2)	(39.6)
Nonperforming assets to total assets	0.82%	1.19%	1.24%	(31.1)%	(33.9)%

UNITY BANCORP, INC.

CONSOLIDATED BALANCE SHEETS

December 31, 2015

				Dec. 31, 2015 vs.
				Sept. 30, 2015	Dec. 31, 2014
(In thousands, except percentages)	Dec. 31, 2015	Sept. 30, 2015	Dec. 31, 2014%		%
ASSETS
Cash and due from banks	$22,681	$21,863	$29,351	3.7%	(22.7)%
Federal funds sold and interest-bearing deposits	65,476	66,994	100,470	(2.3)	(34.8)
Cash and cash equivalents	88,157	88,857	129,821	(0.8)	(32.1)
Securities:
Securities available for sale	52,865	53,470	60,073	(1.1)	(12.0)
Securities held to maturity	18,471	18,022	20,009	2.5	(7.7)
Total securities	71,336	71,492	80,082	(0.2)	(10.9)
Loans:
SBA loans held for sale	13,114	13,937	5,179	(5.9)	153.2
SBA loans held for investment	39,393	39,728	40,401	(0.8)	(2.5)
SBA 504 loans	29,353	29,221	34,322	0.5	(14.5)
Commercial loans	465,518	442,970	401,949	5.1	15.8
Residential mortgage loans	264,523	255,447	220,878	3.6	19.8
Consumer loans	77,057	74,257	59,096	3.8	30.4
Total loans	888,958	855,560	761,825	3.9	16.7
Allowance for loan losses	(12,759)	(12,421)	(12,551)	(2.7)	1.7
Net loans	876,199	843,139	749,274	3.9	16.9
Premises and equipment, net	15,171	15,297	15,231	(0.8)	(0.4)
Bank owned life insurance ("BOLI")	13,381	13,285	13,001	0.7	2.9
Deferred tax assets	5,968	6,107	5,860	(2.3)	1.8
Federal Home Loan Bank ("FHLB") stock	4,600	4,510	6,032	2.0	(23.7)
Accrued interest receivable	3,884	3,704	3,518	4.9	10.4
Other real estate owned ("OREO")	1,591	1,759	1,162	(9.6)	36.9
Goodwill and other intangibles	1,516	1,516	1,516	-	-
Other assets	3,063	3,045	3,291	0.6	(6.9)
Total assets	$1,084,866	$1,052,711	$1,008,788	3.1%	7.5%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$185,267	$175,298	$152,785	5.7%	21.3%
Interest-bearing demand	130,605	123,984	128,875	5.3	1.3
Savings	301,447	299,017	300,348	0.8	0.4
Time, under $100,000	134,468	124,348	113,119	8.1	18.9
Time, $100,000 and over, under $250,000	104,106	115,912	81,532	(10.2)	27.7
Time, $250,000 and over	38,600	27,688	17,682	39.4	118.3
Total deposits	894,493	866,247	794,341	3.3	12.6
Borrowed funds	92,000	90,000	125,000	2.2	(26.4)
Subordinated debentures	15,465	15,465	15,465	-	-
Accrued interest payable	461	460	474	0.2	(2.7)
Accrued expenses and other liabilities	3,977	4,474	3,385	(11.1)	17.5
Total liabilities	1,006,396	976,646	938,665	3.0	7.2
Shareholders' equity:
Common stock	59,371	59,205	58,785	0.3	1.0
Retained earnings	19,566	17,270	11,195	13.3	74.8
Accumulated other comprehensive (loss) income	(467)	(410)	143	NM	NM
Total shareholders' equity	78,470	76,065	70,123	3.2	11.9
Total liabilities and shareholders' equity	$1,084,866	$1,052,711	$1,008,788	3.1%	7.5%

Issued and outstanding common shares	8,436	8,429	8,388

UNITY BANCORP, INC.

QTD CONSOLIDATED STATEMENTS OF INCOME

December 31, 2015

				Dec. 31, 2015 vs.
	For the three months ended			Sept. 30, 2015		Dec. 31, 2014
(In thousands, except percentages and per share amounts)	Dec. 31, 2015	Sept. 30, 2015	Dec. 31, 2014	$	%	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$13	$11	$13	$2	18.2%	$-	-%
FHLB stock	37	36	38	1	2.8	(1)	(2.6)
Securities:
Taxable	360	349	444	11	3.2	(84)	(18.9)
Tax-exempt	70	71	79	(1)	(1.4)	(9)	(11.4)
Total securities	430	420	523	10	2.4	(93)	(17.8)
Loans:
SBA loans	713	696	605	17	2.4	108	17.9
SBA 504 loans	346	353	425	(7)	(2.0)	(79)	(18.6)
Commercial loans	5,637	5,378	5,064	259	4.8	573	11.3
Residential mortgage loans	2,939	2,811	2,461	128	4.6	478	19.4
Consumer loans	880	849	673	31	3.7	207	30.8
Total loans	10,515	10,087	9,228	428	4.2	1,287	13.9
Total interest income	10,995	10,554	9,802	441	4.2	1,193	12.2
INTEREST EXPENSE
Interest-bearing demand deposits	121	108	112	13	12.0	9	8.0
Savings deposits	298	255	270	43	16.9	28	10.4
Time deposits	910	839	715	71	8.5	195	27.3
Borrowed funds and subordinated debentures	686	730	817	(44)	(6.0)	(131)	(16.0)
Total interest expense	2,015	1,932	1,914	83	4.3	101	5.3
Net interest income	8,980	8,622	7,888	358	4.2	1,092	13.8
Provision for loan losses	100	200	850	(100)	100.0	(750)	(88.2)
Net interest income after provision for loan losses	8,880	8,422	7,038	458	5.4	1,842	26.2
NONINTEREST INCOME
Branch fee income	402	399	362	3	0.8	40	11.0
Service and loan fee income	266	306	388	(40)	(13.1)	(122)	(31.4)
Gain on sale of SBA loans held for sale, net	533	308	342	225	100.0	191	55.8
Gain on sale of mortgage loans, net	379	926	323	(547)	(59.1)	56	17.3
Net security gains	-	-	55	-	-	(55)	(100.0)
Other income	340	336	190	4	1.2	150	78.9
Total noninterest income	1,920	2,275	1,660	(355)	(15.6)	260	15.7
NONINTEREST EXPENSE
Compensation and benefits	3,528	3,814	3,197	(286)	(7.5)	331	10.4
Occupancy	644	598	596	46	7.7	48	8.1
Processing and communications	620	631	615	(11)	(1.7)	5	0.8
Furniture and equipment	455	393	397	62	15.8	58	14.6
Professional services	213	251	131	(38)	(15.1)	82	62.6
Loan costs	113	265	211	(152)	(57.4)	(98)	(46.4)
OREO expenses	265	15	72	250	1,666.7	193	268.1
Deposit insurance	173	163	162	10	6.1	11	6.8
Advertising	302	203	269	99	48.8	33	12.3
Other expenses	533	519	395	14	2.7	138	34.9
Total noninterest expense	6,846	6,852	6,045	(6)	(0.1)	801	13.3
Income before provision for income taxes	3,954	3,845	2,653	109	2.8	1,301	49.0
Provision for income taxes	1,315	1,294	952	21	1.6	363	38.1
Net income	$2,639	$2,551	$1,701	$88	3.4%	$938	55.1%

Effective tax rate	33.3%	33.7%	35.9%

Net income per common share - Basic	$0.31	$0.30	$0.21

Net income per common share - Diluted	$0.31	$0.30	$0.20

Weighted average common shares outstanding - Basic	8,430	8,427	8,378
Weighted average common shares outstanding - Diluted	8,547	8,536	8,478

UNITY BANCORP, INC.

YTD CONSOLIDATED STATEMENTS OF INCOME

December 31, 2015

	For the twelve months ended December 31,		Current YTD vs. Prior YTD
(In thousands, except percentages and per share amounts)	2015	2014	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$39	$44	$(5)	(11.4)%
FHLB stock	155	165	(10)	(6.1)
Securities:
Taxable	1,459	2,183	(724)	(33.2)
Tax-exempt	284	355	(71)	(20.0)
Total securities	1,743	2,538	(795)	(31.3)
Loans:
SBA loans	2,693	2,467	226	9.2
SBA 504 loans	1,414	1,676	(262)	(15.6)
Commercial loans	21,357	19,329	2,028	10.5
Residential mortgage loans	11,048	8,898	2,150	24.2
Consumer loans	3,202	2,301	901	39.2
Total loans	39,714	34,671	5,043	14.5
Total interest income	41,651	37,418	4,233	11.3
INTEREST EXPENSE
Interest-bearing demand deposits	438	430	8	1.9
Savings deposits	1,088	856	232	27.1
Time deposits	3,160	2,777	383	13.8
Borrowed funds and subordinated debentures	2,974	3,243	(269)	(8.3)
Total interest expense	7,660	7,306	354	4.8
Net interest income	33,991	30,112	3,879	12.9
Provision for loan losses	500	2,550	(2,050)	(80.4)
Net interest income after provision for loan losses	33,491	27,562	5,929	21.5
NONINTEREST INCOME
Branch fee income	1,520	1,469	51	3.5
Service and loan fee income	1,334	1,260	74	5.9
Gain on sale of SBA loans held for sale, net	1,204	975	229	23.5
Gain on sale of mortgage loans, net	2,336	1,139	1,197	105.1
BOLI income	380	559	(179)	(32.0)
Net security gains	28	433	(405)	(93.5)
Other income	927	844	83	9.8
Total noninterest income	7,729	6,679	1,050	15.7
NONINTEREST EXPENSE
Compensation and benefits	14,295	12,750	1,545	12.1
Occupancy	2,515	2,478	37	1.5
Processing and communications	2,461	2,461	-	-
Furniture and equipment	1,643	1,510	133	8.8
Professional services	942	748	194	25.9
Loan costs	759	780	(21)	(2.7)
OREO expenses	382	485	(103)	(21.2)
Deposit insurance	669	677	(8)	(1.2)
Advertising	1,030	998	32	3.2
Other expenses	2,156	1,801	355	19.7
Total noninterest expense	26,852	24,688	2,164	8.8
Income before provision for income taxes	14,368	9,553	4,815	50.4
Provision for income taxes	4,811	3,145	1,666	53.0
Net income	$9,557	$6,408	$3,149	49.1%

Effective tax rate	33.5%	32.9%

Net income per common share - Basic	$1.13	$0.82
Net income per common share - Diluted	$1.12	$0.81

Weighted average common shares outstanding - Basic	8,425	7,856
Weighted average common shares outstanding - Diluted	8,529	7,945

UNITY BANCORP, INC.

QTD NET INTEREST MARGIN

December 31, 2015

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	December 31, 2015			September 30, 2015
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$47,421	$13	0.11%	$34,465	$11	0.13%
FHLB stock	3,700	37	3.97	3,517	36	4.06
Securities:
Taxable	59,425	360	2.40	61,542	349	2.25
Tax-exempt	11,564	104	3.57	11,612	105	3.59
Total securities (A)	70,989	464	2.59	73,154	454	2.46
Loans:
SBA loans	54,912	713	5.15	53,325	696	5.18
SBA 504 loans	29,319	346	4.68	29,268	353	4.79
Commercial loans	452,494	5,637	4.94	433,285	5,378	4.92
Residential mortgage loans	259,938	2,939	4.49	254,765	2,811	4.38
Consumer loans	75,789	880	4.61	72,641	849	4.64
Total loans (B)	872,452	10,515	4.78	843,284	10,087	4.75
Total interest-earning assets	$994,562	$11,029	4.40%	$954,420	$10,588	4.41%

Noninterest-earning assets:
Cash and due from banks	24,214			24,990
Allowance for loan losses	(12,801)			(12,619)
Other assets	44,055			44,098
Total noninterest-earning assets	55,468			56,469
Total assets	$1,050,030			$1,010,889

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$131,800	$121	0.36%	$125,405	$108	0.34%
Total savings deposits	295,013	298	0.40	290,413	255	0.35
Total time deposits	271,647	910	1.33	256,216	839	1.30
Total interest-bearing deposits	698,460	1,329	0.75	672,034	1,202	0.71
Borrowed funds and subordinated debentures	87,465	686	3.11	83,383	730	3.47
Total interest-bearing liabilities	$785,925	$2,015	1.02%	$755,417	$1,932	1.01%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	182,024			176,085
Other liabilities	5,056			4,663
Total noninterest-bearing liabilities	187,080			180,748
Total shareholders' equity	77,025			74,724
Total liabilities and shareholders' equity	$1,050,030			$1,010,889

Net interest spread		$9,014	3.38%		$8,656	3.40%
Tax-equivalent basis adjustment		(34)			(34)
Net interest income		$8,980			$8,622
Net interest margin			3.60%			3.60%

(A)

Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis.  They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QTD NET INTEREST MARGIN

December 31, 2015

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	December 31, 2015			December 31, 2014
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$47,421	$13	0.11%	$50,929	$13	0.10%
FHLB stock	3,700	37	3.97	3,807	38	3.96
Securities:
Taxable	59,425	360	2.40	71,542	444	2.48
Tax-exempt	11,564	104	3.57	13,226	117	3.54
Total securities (A)	70,989	464	2.59	84,768	561	2.65
Loans:
SBA loans	54,912	713	5.15	50,816	605	4.76
SBA 504 loans	29,319	346	4.68	34,533	425	4.88
Commercial loans	452,494	5,637	4.94	401,215	5,064	5.01
Residential mortgage loans	259,938	2,939	4.49	217,008	2,461	4.54
Consumer loans	75,789	880	4.61	57,923	673	4.61
Total loans (B)	872,452	10,515	4.78	761,495	9,228	4.82
Total interest-earning assets	$994,562	$11,029	4.40%	$900,999	$9,840	4.35%

Noninterest-earning assets:
Cash and due from banks	24,214			30,346
Allowance for loan losses	(12,801)			(13,074)
Other assets	44,055			43,577
Total noninterest-earning assets	55,468			60,849
Total assets	$1,050,030			$961,848

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$131,800	$121	0.36%	$126,788	$112	0.35%
Total savings deposits	295,013	298	0.40	298,166	270	0.36
Total time deposits	271,647	910	1.33	219,866	715	1.29
Total interest-bearing deposits	698,460	1,329	0.75	644,820	1,097	0.68
Borrowed funds and subordinated debentures	87,465	686	3.11	91,009	817	3.51
Total interest-bearing liabilities	$785,925	$2,015	1.02%	$735,829	$1,914	1.03%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	182,024			152,359
Other liabilities	5,056			4,616
Total noninterest-bearing liabilities	187,080			156,975
Total shareholders' equity	77,025			69,044
Total liabilities and shareholders' equity	$1,050,030			$961,848

Net interest spread		$9,014	3.38%		$7,926	3.32%
Tax-equivalent basis adjustment		(34)			(38)
Net interest income		$8,980			$7,888
Net interest margin			3.60%			3.49%

(A)

Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis.  They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

YEAR TO DATE NET INTEREST MARGIN

December 31, 2015

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the twelve months ended
	December 31, 2015			December 31, 2014
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$34,883	$39	0.11%	$44,900	$44	0.10%
FHLB stock	3,695	155	4.19	3,972	165	4.15
Securities:
Taxable	62,937	1,459	2.32	81,334	2,183	2.68
Tax-exempt	11,739	421	3.59	14,493	526	3.63
Total securities (A)	74,676	1,880	2.52	95,827	2,709	2.83
Loans:
SBA loans	50,997	2,693	5.28	53,232	2,467	4.63
SBA 504 loans	30,366	1,414	4.66	33,754	1,676	4.97
Commercial loans	428,702	21,357	4.98	379,327	19,329	5.10
Residential mortgage loans	246,278	11,048	4.49	196,333	8,898	4.53
Consumer loans	69,580	3,202	4.60	51,188	2,301	4.50
Total loans (B)	825,923	39,714	4.81	713,834	34,671	4.86
Total interest-earning assets	$939,177	$41,788	4.45%	$858,533	$37,589	4.38%

Noninterest-earning assets:
Cash and due from banks	25,952			27,021
Allowance for loan losses	(12,638)			(13,124)
Other assets	43,742			44,312
Total noninterest-earning assets	57,056			58,209
Total assets	$996,233			$916,742

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$126,876	$438	0.35%	$125,706	$430	0.34%
Total savings deposits	290,848	1,088	0.37	274,395	856	0.31
Total time deposits	240,132	3,160	1.32	214,984	2,777	1.29
Total interest-bearing deposits	657,856	4,686	0.71	615,085	4,063	0.66
Borrowed funds and subordinated debentures	87,652	2,974	3.39	91,230	3,243	3.55
Total interest-bearing liabilities	$745,508	$7,660	1.03%	$706,315	$7,306	1.03%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	172,172			144,310
Other liabilities	4,611			3,764
Total noninterest-bearing liabilities	176,783			148,074
Total shareholders' equity	73,942			62,353
Total liabilities and shareholders' equity	$996,233			$916,742

Net interest spread		$34,128	3.42%		$30,283	3.35%
Tax-equivalent basis adjustment		(137)			(171)
Net interest income		$33,991			$30,112
Net interest margin			3.63%			3.53%
(A)

Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis.  They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES

December 31, 2015

Amounts in thousands, except percentages	Dec. 31, 2015	Sept. 30, 2015	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$12,421	$12,404	$12,181	$12,551	$12,918
Provision for loan losses charged to expense	100	200	-	200	850
	12,521	12,604	12,181	12,751	13,768
Less: Chargeoffs
SBA loans	151	86	6	128	569
SBA 504 loans	-	-	-	589	-
Commercial loans	52	10	147	100	377
Residential mortgage loans	-	50	-	-	362
Consumer loans	41	52	7	30	-
Total chargeoffs	244	198	160	847	1,308
Add: Recoveries
SBA loans	6	10	2	37	12
SBA 504 loans	-	-	-	-	-
Commercial loans	476	5	370	201	31
Residential mortgage loans	-	-	10	39	40
Consumer loans	-	-	1	-	8
Total recoveries	482	15	383	277	91
Net chargeoffs (recoveries)	(238)	183	(223)	570	1,217
Balance, end of period	$12,759	$12,421	$12,404	$12,181	$12,551

LOAN QUALITY INFORMATION:
Nonperforming loans (1)	$7,260	$10,742	$8,837	$9,141	$11,368
Other real estate owned ("OREO")	1,591	1,759	2,265	1,975	1,162
Nonperforming assets	8,851	12,501	11,102	11,116	12,530
Less: Amount guaranteed by SBA	288	225	267	270	1,569
Net nonperforming assets	$8,563	$12,276	$10,835	$10,846	$10,961

Loans 90 days past due & still accruing	$-	$272	$273	$5	890

Performing Troubled Debt Restructurings (TDRs)	$2,995	$3,268	$3,360	$3,458	$3,548
(1) Nonperforming TDRs included in nonperforming loans	162	2,808	2,843	2,911	2,960
Total TDRs	$3,157	$6,076	$6,203	$6,369	$6,508

Allowance for loan losses to:
Total loans at quarter end	1.44%	1.45%	1.51%	1.55%	1.65%
Nonperforming loans (1)	175.74	115.63	140.36	133.26	110.41
Nonperforming assets	144.15	99.36	111.73	109.58	100.17
Net nonperforming assets	149.00	101.18	114.48	112.31	114.51

QTD net chargeoffs (annualized) to QTD average loans:
SBA loans	1.05%	0.57%	0.03%	0.76%	4.35%
SBA 504 loans	-	-	-	7.15	-
Commercial loans	(0.37)	-	(0.21)	(0.10)	0.34
Residential mortgage loans	-	0.08	(0.02)	(0.07)	0.59
Consumer loans	0.21	0.28	0.04	0.20	(0.05)
Total loans	(0.11)%	0.09%	(0.11)%	0.30%	0.63%

Nonperforming loans to total loans	0.82%	1.26%	1.08%	1.16%	1.49%
Nonperforming loans and TDRs to total loans	1.15	1.64	1.48	1.61	1.96
Nonperforming assets to total loans and OREO	0.99	1.46	1.35	1.41	1.64
Nonperforming assets to total assets	0.82	1.19	1.08	1.07	1.24

UNITY BANCORP, INC.

QUARTERLY FINANCIAL DATA

December 31, 2015

(In thousands, except percentages and per share amounts)	Dec. 31, 2015	Sept. 30, 2015	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014
SUMMARY OF INCOME:
Total interest income	$10,995	$10,554	$10,218	$9,884	$9,802
Total interest expense	2,015	1,932	1,849	1,864	1,914
Net interest income	8,980	8,622	8,369	8,020	7,888
Provision for loan losses	100	200	-	200	850
Net interest income after provision for loan losses	8,880	8,422	8,369	7,820	7,038
Total noninterest income	1,920	2,275	1,893	1,641	1,660
Total noninterest expense	6,846	6,852	6,652	6,502	6,045
Income before provision for income taxes	3,954	3,845	3,610	2,959	2,653
Provision for income taxes	1,315	1,294	1,182	1,020	952
Net income	$2,639	$2,551	$2,428	$1,939	$1,701

Net income per common share - Basic	$0.31	$0.30	$0.29	$0.23	$0.21
Net income per common share - Diluted	$0.31	$0.30	$0.28	$0.23	$0.20

COMMON SHARE DATA:
Market price per share	$12.47	$9.77	$9.79	$9.08	$9.43
Dividends paid	$0.04	$0.04	$0.03	$0.03	$0.03
Book value per common share	$9.30	$9.02	$8.75	$8.55	$8.36
Weighted average common shares outstanding - Basic	8,430	8,427	8,425	8,417	8,378
Weighted average common shares outstanding - Diluted	8,547 `	8,536	8,524	8,514	8,478
Issued and outstanding common shares	8,436	8,429	8,425	8,423	8,388

OPERATING RATIOS (Annualized):
Return on average assets	1.00%	1.00%	1.01%	0.82%	0.70%
Return on average equity	13.59	13.54	13.35	11.08	9.78
Efficiency ratio	62.81	62.88	64.99	67.30	63.68

BALANCE SHEET DATA:
Total assets	$1,084,866	$1,052,711	$1,024,303	$1,035,404	$1,008,788
Total deposits	894,493	866,247	815,427	789,441	794,341
Total loans	888,958	855,560	821,696	784,642	761,825
Total securities	71,336	71,492	74,375	77,308	80,082
Total shareholders' equity	78,470	76,065	73,690	71,987	70,123
Allowance for loan losses	(12,759)	(12,421)	(12,404)	(12,181)	(12,551)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	4.40%	4.41%	4.52%	4.49%	4.35%
Interest-bearing liabilities	1.02	1.01	1.03	1.05	1.03
Net interest spread	3.38	3.40	3.49	3.44	3.32
Net interest margin	3.60	3.60	3.70	3.64	3.49

CREDIT QUALITY:
Nonperforming assets	8,851	12,501	11,102	11,116	12,530
QTD net chargeoffs (annualized) to QTD average loans	(0.11)%	0.09%	(0.11)%	0.30%	0.63%
Allowance for loan losses to total loans	1.44	1.45	1.51	1.55	1.65
Nonperforming assets to total loans and OREO	0.99	1.46	1.35	1.41	1.64
Nonperforming assets to total assets	0.82	1.19	1.08	1.07	1.24

CAPITAL RATIOS AND OTHER:
Total equity to total assets	7.23%	7.23%	7.19%	6.95%	6.95%
Leverage ratio	8.82	8.92	9.09	8.94	8.71
Common equity tier 1 risk-based capital ratio	9.37	9.37	9.39	9.25	n/a
Tier 1 risk-based capital ratio	11.18	11.25	11.33	11.22	11.57

Total risk-based capital ratio	12.43	12.50	12.59	12.48	12.83
Number of banking offices	15	15	15	15	15
Number of ATMs	16	16	16	16	16
Number of employees	162	163	177	166	169